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 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________
FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2014

____________________________________________
 SUN HYDRAULICS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________________________

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)
 ____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, the Company entered into an agreement with Tim Twitty, one of the Company’s executive officers (“Executive”), pursuant to which Executive will relocate to China to serve as the Company’s senior leader in Asia and the Company will (1) pay or reimburse Executive for certain costs related to his assignment and relocation to Asia and (2) if Executive’s assignment to Asia is terminated and the Company does not offer him a comparable position in the U.S., pay Executive severance in an amount equal to two times the amount of his annual salary at the time of termination, the cash value at the time of grant of the most recent long-term compensation award to Executive, and continuing medical and related benefits for two years.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2014 Annual Meeting held on June 2, 2014, the shareholders of the Company approved an amendment to its Amended and Restated Articles of Incorporation to increase the authorized shares of the Company’s common stock from 40 million to 50 million shares. A copy of the Articles of Amendment as filed with the Secretary of State of Florida, is attached hereto as Exhibit 3.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of the Company was held on June 2, 2014. At the meeting, the following actions were taken by the shareholders:
Christine L. Koski, Alexander Schuetz, and David N. Wormley were elected as Directors, to serve until the Annual Meeting in the year 2017, until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes cast for and withheld were as follows:

	Voted For	Withheld	Non Votes
Christine L. Koski	22,093,831	897,430	2,197,146
Alexander Schuetz	22,918,939	72,322	2,197,146
David N. Wormley	22,138,399	852,862	2,197,146

The shareholders approved an amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share to 50,000,000 shares. The voting on the amendment was as follows:

For	24,844,586
Against	263,067
Abstain	80,754
Non Votes	—
The ratification of the appointment of Mayer Hoffman McCann P.C. as the independent registered public accounting firm to report upon the financial statements of the Company for the year ended December 27, 2014. The voting on the ratification was as follows:

For	25,088,921
Against	37,236
Abstain	62,250
Non Votes	—

The Advisory Vote on Executive Compensation

For	22,592,790
Against	325,817
Abstain	72,654
Non Votes	2,197,146

Item 8.01.	Other Events
On June 4, 2014, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.09 per share cash dividend on its common stock, payable on July 15, 2014, to shareholders of record as of June 30, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
	3.1	Articles of Amendment to Amended and Restated Articles of Incorporation as filed with the Secretary of State of Florida on June 4, 2014.
	10.1+	Expatriate Agreement dated June 2, 2014, between Sun Hydraulics Corporation and Tim A. Twitty
	99.1	Press release dated June 4, 2014.

+	Executive management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: June 4, 2014

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